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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 26, 1998

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                              SHUFFLE MASTER, INC.
             (Exact Name of Registrant as specified in its Charter)

                      MINNESOTA                           41-1448495
           (State or Other Jurisdiction of     (IRS Employer Identification No.)
           Incorporation or Organization)


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                             10901 Valley View Road
                          Eden Prairie, Minnesota 55344
                    (Address of Principal Executive Offices)

                                     0-20820
                            (Commission File Number)

       Registrant's Telephone Number, including area code: (612) 943-1951

 Total number of sequentially numbered pages in this filing, including exhibits thereto: 7

                   The Exhibit Index is located on page II-1.

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                              Thomas G. Barry, Jr.
                             10901 Valley View Road
                          Eden Prairie, Minnesota 55344

                     (Name and Address of Agent for Service)

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                                   Copies to:

                             Michael W. Schley, Esq.
                     Larkin, Hoffman, Daly & Lindgren, Ltd.
                          1500 Norwest Financial Center
                            7900 Xerxes Avenue South
                          Bloomington, Minnesota 55431
                                 (612) 835-3800


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ITEM 5.  OTHER EVENTS.

      On June 26, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      On June 29, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Exhibit
-----------       -------

     99.1         Press Release of the Company dated June 26, 1998.

     99.2         Press Release of the Company dated June 29, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SHUFFLE MASTER, INC.
                                                  (Registrant)


Date:  July 6, 1998.                              By:   /s/ Joseph J. Lahti
                                                        ------------------------
                                                        Joseph J. Lahti
                                                        Its:  President and
                                                        Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.       Exhibit

     99.1         Press Release of the Company dated June 26, 1998.

     99.2         Press Release of the Company dated June 29, 1998.